Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Glenn C. Worman, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of National Holdings Corporation; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: January 28, 2020	By:	/s/ Glenn C. Worman
Glenn C. Worman
Chief Financial Officer